UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) 05/21/2008
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 1-16411

Delaware (State or other jurisdiction of incorporation)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices, including zip code)
(310) 553-6262
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     (a) On May 21, 2008, the Board of Directors (the “Board”) of Northrop Grumman Corporation (the “Company”) approved amendments to Sections 3.13, 3.14, 3.15, 3.16, 3.17 and 3.18 of the Company’s Bylaws (the “Bylaws”), to conform with certain changes to the duties and powers of the standing committees of the Board. A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2.
Item 9.01. Financial Statements And Exhibits
     (d) Exhibits.
     Exhibit 3.2 Bylaws of Northrop Grumman Corporation, as amended May 21, 2008.
Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
Date: May 26, 2008	By:	/s/ Stephen D. Yslas
Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel

Exhibit Index

Exhibit No.	Description
EX-3.2	Bylaws of Northrop Grumman Corporation, as amended May 21, 2008